Exhibit 99.2

Certification of

Periodic Financial Report

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350

I, Thomas W. Hofmann, Senior Vice President and Chief Financial Officer of Sunoco, Inc., hereby certify that the Annual Report on Form 10-K for the Fiscal Year ended December 31, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Sunoco, Inc.

Date: March 6, 2003	/s/ Thomas W. Hofmann
Thomas W. Hofmann Senior Vice President and Chief Financial Officer